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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 13, 2002


                        VOICESTREAM WIRELESS CORPORATION
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      000-29667                91-1983600
--------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission           (IRS Employer
of Incorporation)                      File Number)          Identification No.)




12920 S.E. 38th Street, Bellevue, Washington                            98006
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code    (425) 378-4000
                                                   --------------------


    ------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 7.  Exhibits.

Exhibit Number                Description of Document
--------------                -----------------------

99.01 Certification of John W. Stanton, Chairman of VoiceStream Wireless Corporation, pursuant to
                              Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), filed solely for purposes of incorporation by reference into
                              Item 9 herein.

99.02 Certification of Brian W. Kirkpatrick, Executive Vice President and Chief Financial Officer of VoiceStream Wireless Corporation, pursuant to
                              Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), filed solely for purposes of incorporation by reference into
                              Item 9 herein.


Item 9.  Regulation FD Disclosure.

On August 13, 2002, VoiceStream Wireless Corporation (the "Company") filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. Accompanying the Quarterly Report as correspondence were a transmittal letter and the certifications of John W. Stanton, the Company's Chairman and Brian W. Kirkpatrick, the Company's Executive Vice President and Chief Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), in each case attached as exhibits hereto and incorporated herein solely for purposes of this Item 9.


---------------
The certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VOICESTREAM WIRELESS CORPORATION
                                        --------------------------------
                                                 (Registrant)



Date    August 13, 2002                 By /s/ Brian W. Kirkpatrick
     --------------------                  -------------------------------------
                                           Name:  Brian W. Kirkpatrick
                                           Title: Executive Vice President and
                                                  Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit Number                Description of Document
--------------                -----------------------

99.01 Certification of John W. Stanton, Chairman of VoiceStream Wireless Corporation, pursuant to
                              Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), filed solely for purposes of incorporation by reference into
                              Item 9 herein.

99.02 Certification of Brian W. Kirkpatrick, Executive Vice President and Chief Financial Officer of VoiceStream Wireless Corporation, pursuant to
                              Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), filed solely for purposes of incorporation by reference into
                              Item 9 herein.